ALTEGRIS MANAGED FUTURES STRATEGY FUND

Class A	Ticker: MFTAX
Class C	Ticker: MFTCX
Class I	Ticker: MFTIX
Class O	Ticker: MFTOX

a series of Northern Lights Fund Trust

Supplement dated January 23, 2018 to the Prospectus and

Statement of Additional Information (“SAI”) dated October 13, 2017

Effective February 17, 2018, J.P. Morgan Investment Management Inc. (“JPM”) will no longer serve as a Sub-Adviser of the Altegris Managed Futures Strategy Fund. Therefore all references to JPM are deleted from the Prospectus and SAI as of that date.

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The information in this supplement contains new and additional information beyond that in the Prospectus and Statement of Additional Information (“SAI”), both dated October 13, 2017. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.